Postretirement Benefit Plans - Components of Net Periodic Pension Costs (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Pension and Other Postretirement Benefits Cost (Reversal of Cost) [Abstract]
Service cost	$ 15	$ 17	$ 12
Interest cost on the projected benefit obligation	11	14	11
Expected return on plan assets	(6)	(6)	(6)
Amortization of net (gain) loss	4	2	3
Curtailments and settlements	(25)	(1)	(6)
Other			2
Net periodic cost	$ (1)	$ 26	$ 16